UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2024

GETTY REALTY CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

292 Madison Avenue, 9th Floor New York, New York	10017-6318
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 349-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 16, 2024, Getty Realty Corp. (the “Company”) entered into an Amendment No. 1 (the “Amendment”) to the Distribution Agreement, dated as of February 24, 2023 (the “Distribution Agreement”) with each of J.P. Morgan Securities LLC, BofA Securities, Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Nomura Securities International, Inc., Capital One Securities, Inc., Citizens JMP Securities, LLC and TD Securities (USA) LLC, acting in their capacity as Agents (as described below) and/or Forward Sellers (as described below), and each of JPMorgan Chase Bank, National Association, Bank of America, N.A., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., The Toronto-Dominion Bank, Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC and Nomura Global Financial Products, Inc., acting in their capacity as Forward Purchasers (as described below), relating to the offer and sale of shares of the Company’s common stock, par value $0.01 per share, having an aggregate offering price of up to $350,000,000 (the “Shares”). The Company refers to these entities, when acting in their capacity as sales agents, individually as an “Agent” and collectively as “Agents.” The Company refers to these entities, when acting as agents for the Forward Purchasers, individually as a “Forward Seller” and collectively as “Forward Sellers.”

The Distribution Agreement provides that, in addition to the issuance and sale of the Shares to or through the Agents, the Company may also enter into forward sale agreements under the separate master forward confirmations and related supplemental confirmations between the Company and a Forward Seller or its affiliate. The Company refers to these entities, when acting in this capacity, individually as a “Forward Purchaser” and collectively as “Forward Purchasers.” In connection with any forward sale agreement, the relevant Forward Purchaser (or its affiliate) will attempt to borrow from third parties and, through its affiliated Forward Seller, sell a number of shares of common stock equal to the number of shares of common stock underlying the particular forward sale agreement.

The purpose of the Amendment was to: (i) add Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC and Nomura Securities International, Inc. each as a Forward Seller, (ii) add Robert W. Baird & Co. Incorporated, Citizens JMP Securities, LLC and Nomura Global Financial Products, Inc. each as a Forward Purchaser, and (iii) set the aggregate offering price of the Shares of up to $350,000,000 as of February 16, 2024.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-276399), which became effective upon filing with the Securities and Exchange Commission (“SEC”) on January 5, 2024, and a prospectus supplement, dated February 16, 2024, as the same may be amended or supplemented. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the Shares.

The foregoing description of the Amendment and the master forward confirmations (and related supplemental confirmations) does not purport to be complete and is qualified in its entirety by the full text of the Amendment and the form of master forward confirmation, which are attached as Exhibits 1.2 and 1.3 hereto and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

1.1	Distribution Agreement, dated as of February 24, 2023, by and among Getty Realty Corp. and each of J.P. Morgan Securities LLC, JPMorgan Chase Bank, National Association, BofA Securities, Inc., Bank of America, N.A., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Capital One Securities, Inc., Citizens JMP Securities, LLC, TD Securities (USA) LLC, and The Toronto-Dominion Bank (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K filed with the SEC on February 24, 2023)

1.2	Amendment No. 1 to the Distribution Agreement, dated as of February 16, 2024, by and among Getty Realty Corp. and each of J.P. Morgan Securities LLC, JPMorgan Chase Bank, National Association, BofA Securities, Inc., Bank of America, N.A., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Robert W. Baird & Co. Incorporated, BTIG, LLC, Nomura Global Financial Products, Inc., Nomura Securities International, Inc., Capital One Securities, Inc., Citizens JMP Securities, LLC, TD Securities (USA) LLC and The Toronto-Dominion Bank

1.3	Form of Master Forward Confirmation (incorporated herein by reference to Exhibit 1.2 to the Current Report on Form 8-K filed with the SEC on February 24, 2023)

5.1	Opinion of DLA Piper LLP (US) regarding legality of the Shares

8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters (incorporated herein by reference to Exhibit 8.1 to the Registration Statement on Form S-3 (File No. 333-276399) filed with the SEC on January 5, 2024)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

23.2	Consent of DLA Piper LLP (US) (included in Exhibit 8.1)

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GETTY REALTY CORP.

Date: February 16, 2024	By:	/s/ Brian R. Dickman
Brian R. Dickman
Chief Financial Officer and Treasurer